UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               July 21, 2005
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                       000-30575                    91-2032368
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 (State or other jurisdiction       (Commission                   (IRS Employer
    of incorporation)                  File                  Identification No.)
                                      Number)


4991 CORPORATE DRIVE                               HUNTSVILLE, AL          35805
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officer.

         On July 19, 2005, Avocent Corporation elected Douglas (Dusty) E. Pritchett as the Company's Executive Vice President of Global Marketing and Edward (Teddy) H. Blankenship as the Company's Senior Vice President of Finance, Chief Financial Officer, and Assistant Secretary. Avocent Corporation publicly disseminated a press release announcing the election of Messrs. Pritchett and Blankenship on July 21, 2005, and the information contained in that press release is incorporated herein by reference and filed as Exhibit 99.13 hereto. Mr. Pritchett's Amended and Restated Employment and Noncompetition Agreement with the Company dated October 10, 2003, which was filed with the SEC on March 14, 2005 as Exhibit 10.18 to the Company's 2004 Annual Report on Form 10-K, has not been amended, but Mr. Pritchett's title has changed and his annual base salary is now $256,000. Avocent is in the process of completing a comparable Employment and Noncompetition Agreement with Mr. Blankenship, and annual base salary is now $200,000.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.13                      Press Release Issued July 21, 2005

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date:  July 21, 2005
                               By:  /s/ Samuel F. Saracino
                                    --------------------------------------------
                                    Samuel F. Saracino
                                    Executive Vice President of Legal and
                                    Corporate Affairs, General Counsel, and
                                    Secretary

                                 EXHIBIT INDEX
                                 -------------


Exhibit                    Description
-------                    -----------
99.13                      Press Release Issued July 21, 2005